UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                ----------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 1998

                         STERLING WORLDWIDE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          NEVADA                      33-55254-29             87-0438649
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(State or other Jurisdiction)  (Commission File Number) (IRS Employer I.D. NO.)

                           Nevada Corporate Services
                         1800 Sahara Desert, Suite 107
                            Las Vegas, Nevada 89104

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                           (Registered Agents Address)

                       153 St John's Road Tunbridge Wells
                           Kent TN4 9UP United Kingdom
                                001441892 541747

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          (Address and Telephone number of Principal Executive Office)

                            KOALA CAPITAL CORPORATION
                              2200 Boca Raton Blvd
                            Boca Raton, Florida 33431

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         (Former Name or Former Address, of Changed Since Last Address)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVABLE

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.  OTHER EVENTS

         On July 15, 1998 the Majority Stock holder by action taken in lieu of a shareholder meeting pursuant to Nevada Revised Statute Sections 78.320(2) approved a 1 for 200 reverse split of the Company's common stock and authorized an amendment to the articles of Incorporation to readjust the Company's capital to provide for an authorized share capital of 500,000,000 shares of common stock of $0.001 par value. The Series A Preferred Stock of 10,000,000 Shares with super priority voting rights of 100,000 votes per share and 490,000,000 Series B Preferred Shares remain unchanged.

         The Board of Directors adopted and ratified the shareholder action and declared the effective date of the reverse split July 25, 1998 and authorized the Company's officers to file such documents as may be necessary to give effect to the stock split.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned here unto duly authorized.

STERLING WORLDWIDE CORPORATION




Date:  July 30, 1998                    By: /s/ Anne ME Greyling
                                           -------------------------------------
                                                Anne ME Greyling/President